Exhibit 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT of 2002

In connection with the Annual Report of Anpulo Food Inc. (the “Company”) on Form 20-F/A, Amendment No. 1, for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Maochun Kang, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Maochun Kang
Maochun Kang
Principal Financial Officer

Dated: July 1, 2016